                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      May 1, 1997


            COPLEY REALTY INCOME PARTNERS 4; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-18735                             04-3058134
(Commission File Number)      (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                         02110
(Address of principal executive offices)                   (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     Copley Realty Income Partners 4; A Limited Partnership owns a partnership interest in Newhew Associates (the "Joint Venture"), a general partnership which owns real property. On May 1, 1997, the Joint Venture sold one of its properties known as Hohokam Corporate Center, which consists of two buildings located at 2245 West University Drive in Tempe, Arizona. The property was sold to St. Paul Properties Inc., an unrelated third party, for gross proceeds of $2,990,000.
The terms of the sale were determined by arms-length negotiation between the buyer and AEW Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     None


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 1997                   COPLEY REALTY INCOME PARTNERS 4;
                                           A LIMITED PARTNERSHIP
                                              (Registrant)



                                      By:  Fourth Income Corp.,
                                            Managing General Partner


                                      By:  /s/  Wesley M. Gardiner, Jr.
                                      ---------------------------------
                                         Name:  Wesley M. Gardiner, Jr.
                                         Title: Vice President